                                                                EXHIBIT (10)(tt)

                                AMENDMENT NO. 10
                                       TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                                RETIREMENT PLAN
                                ---------------
                         (October 1, 1986 Restatement)
                         -----------------------------

  Whereas, The Reynolds and Reynolds Company Retirement Plan, formerly The Reynolds and Reynolds Company Salaried Retirement Plan, established effective September 30, 1968 by The Reynolds and Reynolds Company (the "Company"), is presently maintained under an amendment and restatement effective as of October 1, 1986 (the "Plan"), which amendment and restatement has been amended on several occasions; and

  WHEREAS, the Company desires to make additional amendments to the Plan; and

  WHEREAS, the Board of Directors of the Company has authorized the appropriate officers of the Company to further amend the Plan;

  NOW, THEREFORE, effective as of June 1, 1994, but with respect only to employees who retire, die, or whose employment with the Company and all Related Companies otherwise terminates on or after said date, Schedule II to the Plan is amended by adding at the end thereof the following:

Coin, Inc.      June 1, 1994               In determining Service
                                           (Section 3.2), Credited
                                           Service (Section 3.3), and
                                           eligibility to participate
                                           in the Plan (Section 2.1)
                                           for any former employee of
                                           Coin, Inc. or any
                                           predecessor or affiliate of
                                           Coin, Inc. who on or after
                                           June 1, 1994 is an Employee
                                           of an Employer, periods of
                                           employment with Coin, Inc.
                                           or any predecessor or
                                           affiliate of Coin, Inc.
                                           between June 29, 1993 and
                                           October 1, 1993, inclusive,
                                           shall be considered periods
                                           of Continuous Employment
                                           with The Reynolds and
                                           Reynolds Company; periods
                                                  of employment with Coin, Inc.
                                                  or any predecessor or
                                                  affiliate of Coin, Inc. prior
                                                  to June 29, 1993 shall not
                                                  be considered periods of
                                                  Continuous Employment under
                                                  the Plan, except that periods
                                                  of employment prior to June
                                                  29, 1993 with Coin, Inc.  or
                                                  any predecessor or affiliate
                                                  of Coin, Inc. shall be
                                                  considered Continuous
                                                  Employment only for purposes
                                                  of Service for purposes of
                                                  eligibility for an Early
                                                  Retirement Pension (Section
                                                  4.2) and for purposes of
                                                  Service for purposes of
                                                  determining the Accrued
                                                  Retirement Pension of a
                                                  Participant who retires on
                                                  Early Retirement under
                                                  Section 4.2 after completing
                                                  thirty-five (35) or more
                                                  years of Service (Section
                                                  1.23(e)); provided, however
                                                  that there shall be no
                                                  duplication of credit for
                                                  Service or Credited Service
                                                  for any one period of time.
                                                  The foregoing special
                                                  provisions shall override any
                                                  other provision of the Plan,
                                                  including, without
                                                  limitation, Section 2.3, so
                                                  that employment with Coin,
                                                  Inc. or any predecessor or
                                                  affiliate of Coin, Inc. prior
                                                  to June 29, 1993 shall not be
                                                  counted as Continuous
                                                  Employment under the Plan
                                                  except as specifically
                                                  provided above.

         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officer of this 3rd day of May, 1994.



                                               THE REYNOLDS AND REYNOLDS COMPANY

ATTEST:



/s/ Craig L. Currier                                By:/s/ T.J. Momchilov
- - -------------------------                              -----------------------